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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 2002


                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION
             (Exact name of registrant as specified in its charter)


                DELAWARE                         001-07584                  74-1079400
     (State or other jurisdiction        (Commission File Number)        (I.R.S. Employer
           of incorporation)                                            Identification No.)


        2800 POST OAK BOULEVARD                                                77056
            HOUSTON, TEXAS                                                  (Zip Code)
    (Address of principal executive
               offices)


       Registrant's telephone number, including area code: (713) 215-2000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On November 15, 2002, our parent, Williams Gas Pipeline Company, LLC, repaid an intercompany loan with us in the amount of $200 million. On the same date, we paid a cash dividend in the amount of $200 million to Williams Gas Pipeline Company, LLC.

         On November 22, 2002, Moody's Investor Service reduced our credit rating on our senior unsecured debt from Ba2 to B3.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TRANSCONTINENTAL GAS PIPE LINE CORPORATION


                                      By: /s/ JAMES C. BOURNE
                                         ---------------------------------------
                                         James C. Bourne
                                         Controller
                                         (Principal Accounting Officer)


Dated: December 11, 2002



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